UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

September 24, 2003

Date of Report (Date of earliest event reported)

THE FAIRCHILD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware 1-6560 34-0728587

(State or other jurisdiction of (Commission file number) (I.R.S. Employer incorporation or organization) Identification No.)

45025 Aviation Drive

Suite 300

Dulles, Virginia 20166-7516

(Address of principal executive offices)

(703) 478-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION:

On September 24, 2003, The Fairchild Corporation issued a press release announcing earnings for its 2003 fiscal year. A copy of the press release is attached hereto as Exhibit 99.1, and is hereby incorporated by reference.

FORWARD-LOOKING STATEMENTS:

Certain statements in the press release attached hereto contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operation and business. These statements relate to analyses and other information, which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "could," "estimate," "expect," "intend, " "may," "plan," "predict," "project," "will" and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, including current trend information, projections for deliveries, backlog and other trend estimates, that may cause our actual future activities and results of operations to be materially different from those suggested or described in this financial discussion and analysis by management. These risks include: our ability to find, acquire and successfully operate one or more new businesses; product demand; our dependence on the aerospace industry; customer satisfaction and quality issues; labor disputes; competition; our ability to achieve and execute internal business plans; worldwide political instability and economic growth; military conflicts; reduced airline revenues as a result of the September 11, 2001 terrorist attacks on the United States, and their aftermath; reduced airline travel due to SARS; and the impact of any economic downturns and inflation.

If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Given these uncertainties, users of the information included in this financial discussion and analysis by management, including investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements. We do not intend to update the forward-looking statements included in this Annual Report, even if new information, future events or other circumstances have made them incorrect or misleading.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits.

99.1  Press Release Dated September 24, 2003, Regarding Fiscal 2003 Earnings

DISCLAIMER:

The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2003

THE FAIRCHILD CORPORATION

By: /s/ Donald E. Miller

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Name: Donald E. Miller

Title: Executive Vice President,

General Counsel and Secretary